Deferred income	12 Months Ended
Dec. 31, 2022
Deferred income
Deferred income

18Deferred income

Deferred income consists of the following:

	As of December 31
in 000€	2022	2021	2020
Deferred maintenance and license revenue	42,780	34,287	30,242
Deferred (project) fees	7,285	3,537	4,555
Deferred government grants	933	435	85
Total	50,998	38,259	34,882
current	41,721	33,307	29,554
non-current	9,277	4,952	5,328

The deferred maintenance and license revenue consists of maintenance and license fees paid up-front which are deferred and recognized in earnings over the maintenance period or the duration of the license, respectively. Deferred maintenance and license revenue grew to K€42,780 as per December 31, 2022 from K€34,287 as a result of Materialise Software recurrent sales year-over-year growth of 21% and of Materialise Medical recurrent software sales year-over-year growth of 34%. The deferred (project) fees consist of one-time and advance payments received which are deferred in accordance with the revenue accounting policies. The deferred (project) fees as per December 31, 2022 included € 2.25 million received from a customer in the context of a long term contract for medical devices. The deferred government grants are recognized as income under “other operating income”.

We refer to Note 22.1.2 for more detail on the contract liabilities.